                                  EXHIBIT 99.3

                              Bank of Los Angeles
                                 Balance Sheets

                                                       At June 30,    December 31,
                                                          1998           1997
                                                       ----------     -----------
(DOLLARS IN THOUSANDS EXCEPT SHARE DATA)               (unaudited)

ASSETS
Cash and due from banks                                 $  19,203    $  20,521
Federal funds sold                                         14,000       29,555
                                                        ---------    ---------
   Total cash and cash equivalents                         33,203       50,076

Interest bearing deposits with banks                        1,479        2,125
Securities available for sale                               1,491       12,295
Securities held to maturity (market
  value of $87,243 at June 30, 1998 and
  $48,247 at December 31, 1997)                            87,188       48,138


Loans receivable                                          153,645      142,633
  Less allowance for credit losses                         (2,683)      (2,819)
                                                        ---------    ---------
Loans, net                                                150,962      139,814

Accrued interest receivable                                 1,668        1,556
Premises and equipment, net                                 2,519        2,650
Real estate owned                                           1,545        1,475
Intangible assets                                           6,989        7,454
Other assets                                                2,724        6,450
                                                        ---------    ---------
        Total assets                                    $ 289,768    $ 272,033
                                                        ---------    ---------
                                                        ---------    ---------
LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities
  Deposits
    Demand, non-interest bearing                        $  86,876    $  85,222
    Interest bearing
      Time certificates of deposit of $100,000 or more     31,699       30,167
      Other                                               123,977      122,623
                                                        ---------    ---------
      Total deposits                                      242,552      238,012

Capital lease obligation                                    1,853        1,849
Borrowing from Federal Home Loan Bank                      11,020         ---
Accrued interest payable and other liabilities                792        1,118
                                                        ---------    ---------
        Total liabilities                                 256,217      240,979
                                                        ---------    ---------
                                                        ---------    ---------
Shareholders' equity
  Preferred stock; 25,000,000 shares; no shares issued
  and outstanding                                             ---        ---
  Common stock, no par value; authorized, 75,000,000
  shares: issued and outstanding; 4,856,200 common
  shares at June 30, 1998, 4,751,685 common shares
  at December 31, 1997.                                    31,042       30,630

Retained earnings                                           2,509          472
  Net unrealized holding loss on securities available
  for sale                                                    ---          (48)
                                                        ---------    ---------
         Total shareholders' equity                        33,551       31,054
                                                        ---------    ---------
        Total liabilities and shareholders' equity     $  289,768   $  272,033
                                                        ---------    ---------
                                                        ---------    ---------

                                       1

                              Bank of Los Angeles
                             Statements of Income

                                                          For the Six Months
                                                             Ended June 30,
                                                          ------------------
                                                            1998       1997
                                                          -------    -------
(DOLLARS IN THOUSANDS EXCEPT SHARE DATA)                      (unaudited)
Interest income
  Loans receivable                                       $  7,667     $  5,021
  Securities                                                2,071        1,139
  Federal funds sold                                          729          490
  Deposits with financial institutions                         38            1
                                                       ----------   ----------
    Total interest income                                  10,505        6,651

Interest expense
  Deposit accounts                                          2,718        1,617
  Capital lease obligation                                    127          129
  Federal Home Loan Bank advances                             163          ---
                                                       ----------   ----------
    Total interest expense                                  3,008        1,746
                                                       ----------   ----------
Net interest income before provision for credit losses      7,497        4,905
Provision  for credit losses                                  ---          410
                                                       ----------   ----------
    Net interest income after provision for credit losses   7,497        4,495
                                                       ----------   ----------

Service charges and fees                                      981          629
Gain on sale of securities                                     49          ---
                                                       ----------   ----------
    Total non-interest income                               1,030          629

Non-interest expense
  Employee compensation and benefits                        2,770        2,269
  Occupancy                                                 1,033          810
  Professional services                                       362          221
  Goodwill and core deposit premium amortization              237          102
  Other                                                       872          687
                                                       ----------   ----------
    Total non-interest expense                              5,274        4,089
                                                       ----------   ----------
Income before income tax expense                            3,253        1,035
Income tax expense                                          1,216          ---
                                                       ----------   ----------
Net income                                             $    2,037   $    1,035
                                                       ----------   ----------
                                                       ----------   ----------
Earnings per common share                              $     0.43   $     0.36
                                                       ----------   ----------
                                                       ----------   ----------
Earnings per common share -- assuming dilution         $     0.38   $     0.32
                                                       ----------   ----------
                                                       ----------   ----------
Weighted average common shares                          4,776,564    2,878,822
                                                       ----------   ----------
                                                       ----------   ----------
Weighted average common shares -- diluted               5,368,751    3,277,093
                                                       ----------   ----------
                                                       ----------   ----------

                                       2

                             Bank of Los Angeles
                             Statements of Income

                                                             For the Quarter
                                                              Ended June 30,
                                                         ----------------------
                                                           1998           1997
                                                         -------         ------
       (DOLLARS IN THOUSANDS EXCEPT SHARE DATA)                (unaudited)
Interest income
  Loans receivable                                     $    3,904   $    3,126
  Securities                                                1,186          738
  Federal funds sold                                          285          251
  Deposits with financial institutions                         14            1
                                                       ----------   ----------
    Total interest income                                   5,389        4,116

Interest expense
  Deposit accounts                                          1,367          941
  Capital lease obligation                                     63           64
  Federal Home Loan Bank advances                             127          ---
                                                       ----------   ----------
    Total interest expense                                  1,557        1,005
                                                       ----------   ----------
Net interest income before provision for
  credit losses                                             3,832        3,111
Provision  for credit losses                                  ---          325
                                                       ----------   ----------
    Net interest income after provision for
      credit losses                                         3,832        2,786
                                                       ----------   ----------

Service charges and fees                                      508          368
Gain on sale of securities                                     35          ---
                                                       ----------   ----------
    Total non-interest income                                 543          368

Non-interest expense
  Employee compensation and benefits                        1,337        1,419
  Occupancy                                                   509          487
  Professional services                                       215          104
  Goodwill amortization                                       115           72
  Other                                                       416          430
                                                       ----------   ----------
    Total non-interest expense                              2,592        2,512
                                                       ----------   ----------
Income before income tax expense                            1,783          642

Income tax expense                                            685          ---
                                                       ----------   ----------
Net income                                             $    1,098   $      642
                                                       ----------   ----------
                                                       ----------   ----------
Earnings per common share                              $     0.23   $     0.18
                                                       ----------   ----------
                                                       ----------   ----------
Earnings per common share -- assuming dilution         $     0.20   $     0.16
                                                       ----------   ----------
                                                       ----------   ----------
Weighted average common shares                          4,794,340    3,548,893
                                                       ----------   ----------
                                                       ----------   ----------
Weighted average common shares -- diluted               5,419,505    3,953,002
                                                       ----------   ----------
                                                       ----------   ----------

                                       3

                              Bank of Los Angeles
                      Statements of Comprehensive Income

                                                                        For the Six Months
                                                                           Ended June 30,
                                                                    ----------------------------
                                                                       1998             1997
                                                                    ---------        ---------
              (DOLLARS IN THOUSANDS EXCEPT SHARE DATA)                     (unaudited)
Net income                                                          $    2,037       $    1,035
Unrealized losses on securities
  Unrealized gains (losses) arising during period;
    $48,000 gain for  the three months ended June 30, 1998,
    adjusted for taxes, $5,000 loss for the six months ended
    June 30, 1997, unadjusted for taxes.                                    28               (5)
  Less reclassification adjustment for gains included in
    net income; gain of $49,000 for the six months ended
    June 30, 1998, adjusted for taxes.                                     (29)             ---
                                                                    -----------     -----------
Comprehensive income                                                $    2,036      $     1,030
                                                                    -----------     -----------
                                                                    -----------     -----------
Comprehensive income per common share                               $     0.43      $      0.36
                                                                    -----------     -----------
                                                                    -----------     -----------
Comprehensive income  per common share -- assuming dilution         $     0.38      $      0.31
                                                                    -----------     -----------
                                                                    -----------     -----------
Weighted average common shares                                       4,776,564        2,878,822
                                                                    -----------     -----------
                                                                    -----------     -----------
Weighted average common shares -- diluted                            5,368,751        3,277,093
                                                                    -----------     -----------
                                                                          For the Quarter
                                                                           Ended June 30,
                                                                    ----------------------------
                                                                       1998             1997
                                                                    ---------        ---------
              (DOLLARS IN THOUSANDS EXCEPT SHARE DATA)                     (unaudited)
Net income                                                          $    1,098       $      642
Unrealized losses on securities
  Unrealized gains (losses) arising during period;
    none the quarter ended June 30, 1998,
    $175,000 gain for the quarter ended
    June 30, 1997, unadjusted for taxes.                                   ---              175
  Less reclassification adjustment for gains
    included in net income; gain of $35,000 for
    the quarter ended June 30, 1998, adjusted
    for taxes.                                                             (20)             ---
                                                                    ----------       ----------
Comprehensive income                                                $    1,078       $      817
                                                                    ----------       ----------
                                                                    ----------       ----------
Comprehensive income per common share                               $     0.22       $     0.23
                                                                    ----------       ----------
                                                                    ----------       ----------
Comprehensive income  per common share --
  assuming dilution                                                 $     0.20       $     0.21
                                                                    ----------       ----------
                                                                    ----------       ----------
Weighted average common shares                                       4,794,340        3,548,893
                                                                    ----------       ----------
                                                                    ----------       ----------
Weighted average common shares -- diluted                            5,419,505        3,953,002
                                                                    ----------       ----------
                                                                    ----------       ----------

                              Bank of Los Angeles
                  Statement of Changes in Shareholders' Equity
 For the Six Months Ended June 30, 1998 and For the Year Ended December 31, 1997

                                                                                              Accumulated
                                                        Common Stock             Retained         Other          Total
                                                 --------------------------      Earnings/    Comprehensive   Shareholders'
(DOLLARS IN THOUSANDS)                               Shares         Amount       (Deficit)        Income         Equity
                                                 -------------   ----------     ----------    -------------   -------------
Balance, January 1, 1997                           2,195,075      $  16,111      $  (3,259)       $  (220)     $  12,632
Issuance of common stock
   April 1, 1997, net cost of $213                 1,367,493          5,926            ---            ---          5,926
Issuance of common stock
   December 31, 1997, net cost of $247             1,155,326          8,466            ---            ---          8,466
Stock options exercised                                1,300              5            ---            ---              5
Warrants exercised                                    32,491            122            ---            ---            122
Net change in unrealized loss on securities
   available for sale                                    ---            ---            ---            172            172
Net income                                               ---            ---          3,731            ---          2,041
                                                   ---------       --------      ---------        -------      ---------
Balance, December 31, 1997                         4,751,685         30,630            472            (48)        31,054
Stock options exercised (unaudited)                    8,625             52            ---            ---             52
Warrants exercised  (unaudited)                       95,890            360            ---            ---            360
Net income (unaudited)                                   ---            ---          2,037            ---          2,037
Net change in unrealized loss on securities
   available for sale (unaudited)                        ---            ---            ---             48             48
                                                   ---------       --------      ---------        -------      ---------
Balance, June 30, 1998 (unaudited)                 4,856,200      $  31,042      $   2,509        $   ---      $  33,551
                                                   ---------       --------        -------        -------      ---------
                                                   ---------       --------        -------        -------      ---------

                              Bank of Los Angeles
                            Statements of Cash Flows

                                                       For the Six Months Ended
                                                                June 30,
                                                         1998             1997
                                                       --------         -------
          (DOLLARS IN THOUSANDS)                              (unaudited)
CASH FLOWS FROM OPERATING ACTIVITIES:
Interest received                                       $  10,480     $  6,000
Fees and commissions received                                 981          629
Interest paid                                              (2,881)      (1,726)
Cash paid to suppliers and employees                       (5,672)      (3,917)
Taxes paid                                                   (114)        ---
                                                        ---------    ---------
Net cash provided by operating activities                   2,794          986

CASH FLOWS FROM INVESTING ACTIVITIES:
Proceeds from maturities and pay downs of
  securities available for sale                             1,216        8,068
Proceeds from maturities and pay downs of
  securities held to maturity                              42,238        1,500
Proceeds from sales of securities available for sale       10,267         ---
Net decrease in interest bearing deposits with banks          646         ---
Purchases of securities available for sale                   (631)     (10,014)
Purchases of securities held to maturity                  (81,288)     (26,918)
Net decrease (increase) decrease in loans receivable      (10,683)     (38,777)
Income tax refund received                                    884         ---
Proceeds from the sale of fixed assets                        ---         ---
Acquisition of premises and equipment                        (194)        (412)
                                                        ---------    ---------
Net cash provided (used) by investing activities          (37,545)     (66,553)

CASH FLOWS FROM FINANCING ACTIVITIES:
Issuance of capital stock                                     412        5,929
Net increase in deposits, net of rejected debits            6,442       55,195
Increase in borrowing from Federal Home Loan Bank          11,020         ---
Principle payments under capital lease obligation               4            4
                                                        ---------    ---------
Net cash provided (used) in financing activities           17,878       61,128

NET DECREASE IN CASH AND CASH EQUIVALENTS                 (16,873)      (4,439)

CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD             50,076       30,139
                                                        ---------    ---------
CASH AND CASH EQUIVALENTS, END OF PERIOD                $  33,203    $  25,700
                                                        ---------    ---------
                                                        ---------    ---------

                             Bank of Los Angeles
                           Statements of Cash Flows

                                                                              For the Six Months Ended
                                                                                      June 30,
                                                                              ------------------------
                                                                               1998              1997
                 (DOLLARS IN THOUSANDS)                                             (unaudited)
RECONCILIATION OF NET INCOME TO NET CASH PROVIDED BY OPERATING ACTIVITIES:
  Net income                                                                    $  2,037     $  1,035
    Adjustments for non-cash items:
      Depreciation, amortization and accretion                                       445          396
      Provisions (credit) for credit losses                                          ---          410
      Gain on sale of securities available for sale                                  (49)        ---
      Deferred salary for loan originations                                         (348)        ---
      (Decrease) increase in deferred loan income                                   (137)          85
      Decrease (increase) in accrued interest receivable                             112         (737)
      Increase in accrued income taxes                                             1,102         ---
      Decrease (increase) in other assets                                            (42)         (99)
      (Decrease) increase in interest payable and other
       liabilities                                                                  (326)        (104)
                                                                                ---------     --------
NET CASH PROVIDED BY OPERATING ACTIVITIES                                       $  2,794       $  986
                                                                                ---------     --------
                                                                                ---------     --------

Supplemental disclosure of non-cash transactions:
  Change in unrealized gain (loss) on securities
   available for sale                                                              $  48        $  (5)
                                                                                ---------     --------
                                                                                ---------     --------
  Transfer of real estate owned from loans receivable                                 70         ---
                                                                                ---------     --------
                                                                                ---------     --------
  Transfer of bargain lease from fixed assets to other assets                        ---        1,559
                                                                                ---------     --------
                                                                                ---------     --------

                              Bank of Los Angeles
                         Notes to Financial Statements

Pending Merger with Western Bancorp

     On April 17, 1998, BKLA entered into a definitive agreement to be purchased by Western Bancorp ("Western") in which each share of BKLA stock will be exchanged for 0.4224 shares of Western stock. The acquisition is anticipated to be accounted for by pooling of interests and is expected to close October 1, 1998. BKLA will be merged into Western's subsidiary, Santa Monica Bank, which operates branches in Santa Monica, Malibu, Marina Del Rey, Beverly Hills, Century City, Westwood and Encino. A financial data summary for Western Bancorp is presented below at or for the six months ended June 30, 1998. Data presented is in thousands except share data.

        RECAP OF EARNINGS
            Interest income                           $    68,922
            Interest expense                               18,318
                                                      -----------
            Net interest income                            50,604
            Provision for credit losses                       300
            Non-interest income                             7,858
            Non-interest expense                           35,513
                                                      -----------
            Net income before taxes                        22,649
            Income tax provision (credit)                  11,507
                                                      -----------
            Net income                                $    11,142
                                                      -----------
                                                      -----------
          PER COMMON SHARE DATA
            Earnings                                  $      0.78
            Earnings -- diluted                       $      0.77
            Book value                                $     18.41
            Tangible book value                       $      9.15

          SHARES OUTSTANDING
            Common shares outstanding                  15,703,800
            Common shares issue date weighted          14,821,500
            Effect of dilutive securities                 218,500
            Common shares -- diluted                   15,040,000

          BALANCE SHEET DATA, END OF PERIOD
            Total assets                              $ 2,016,749
            Total deposits                              1,697,352
            Total loans                                 1,249,930
            Non-accrual loans and real estate owned        18,655
            Allowance for credit losses                    24,681
            Total shareholders' equity                $   289,146

Acquisitions of American West Bank and Culver National Bank

      On April 1, 1997, BKLA acquired American West Bank ("AWB"), which had $67,291,000 in total assets and two branch offices. On December 31, 1997, BKLA acquired Culver National Bank ("CNB"), which had $60,277,000 in total assets and one branch office. The acquisitions of both AWB and CNB were accounted for as purchases.

Adoption of Recently Issued Accounting Pronouncement

     In June, 1997, FASB issued SFAS No. 130, "Reporting Comprehensive Income". This statement establishes standards for reporting and display of comprehensive income and its components in a full set of general purpose financial statements. This statement divides comprehensive income into net income and other comprehensive income. BKLA has adopted the two statement approach and reports the statement of income and the statement of comprehensive income separately.